Table of Contents

Exhibit 13.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350 Chapter 63 of Title 18, United States Code), the undersigned officer of Unibanco – União de Bancos Brasileiros S.A. (the “Company”) hereby certifies that to his knowledge the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Pedro Moreira Salles
Name: Pedro Moreira Salles
Title: Chief Executive Officer, Unibanco –União de Bancos
Brasileiros S.A.
Date: June 30, 2006

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, has been provided to Unibanco – União de Bancos Brasileiros S.A. and will be retained by Unibanco – União de Bancos Brasileiros S.A. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 13.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350 Chapter 63 of Title 18, United States Code), the undersigned officer of Unibanco – União de Bancos Brasileiros S.A. (the “Company”) hereby certifies that to his knowledge the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Geraldo Travaglia Filho
Name: Geraldo Travaglia Filho
Title: Vice-President (principal financial officer), Unibanco –
União de Bancos Brasileiros S.A.
Date: June 30, 2006

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, has been provided to Unibanco – União de Bancos Brasileiros S.A. and will be retained by Unibanco – União de Bancos Brasileiros S.A. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 13.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350 Chapter 63 of Title 18, United States Code), the undersigned officer of Unibanco Holdings S.A. (the “Company”) hereby certifies that to his knowledge the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Israel Vainboim
Name: Israel Vainboim
Title: Chief Executive Officer, Unibanco Holdings S.A.
Date: June 30, 2006

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, has been provided to Unibanco Holdings S.A. and will be retained by Unibanco Holdings S.A. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 13.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350 Chapter 63 of Title 18, United States Code), the undersigned officer of Unibanco Holdings S.A. (the “Company”) hereby certifies that to his knowledge the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Geraldo Travaglia Filho___
Name: Geraldo Travaglia Filho
Title: Officer (principal financial officer), Unibanco Holdings
S.A.
Date: June 30, 2006

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, has been provided to Unibanco Holdings S.A. and will be retained by Unibanco Holdings S.A. and furnished to the Securities and Exchange Commission or its staff upon request.